EXHIBIT 32.1

Certification of DTLL, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of DTLL, Inc., a Minnesota corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 17,  2006

                                     By:   /s/Dual Cooper
                                        --------------------------------------
                                         Dual Cooper
                                         Title: Chief Executive Officer


                                     By:   /s/Dennis Piotrowski
                                        --------------------------------------
                                         Dennis Piotrowski
                                         Title:  Chief Financial Officer